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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 12, 2003


                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-4
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                      (Issuer with respect to Certificates)

                      NOVASTAR MORTGAGE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)



            Delaware                      333-108264             48-1195807
-------------------------------        ----------------      -------------------
(State or Other Jurisdiction of        (Commission File       (I.R.S. Employer
        Incorporation)                      Number)          Identification No.)


      8140 Ward Parkway, Suite 300
         Kansas City, Missouri                                     64114
----------------------------------------                     -------------------
(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code (816) 237-7000
                                                           ---------------------


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          (Former name or former address, if changed since last report)






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     Item 5.   Other Events
               ------------

     In connection with the offering of NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4, by NovaStar Mortgage Funding Trust, Series 2003-4, as to be described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7.   Financial Statements, Pro Forma Financial Information and
               Exhibits.
               ---------------------------------------------------------

     (a)   Not applicable

     (b)   Not applicable

     (c) Exhibit 99.6 -- Related Computational Materials (as defined in Item 5 above).

           Exhibit 99.7 -- Related Computational Materials (as defined in Item 5 above).

           Exhibit 99.8 -- Related Computational Materials (as defined in Item 5 above).





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            NOVASTAR MORTGAGE FUNDING
                            CORPORATION

                            Registrant

                            By: /s/  Matt Kaltenrieder
                               -----------------------------------------------
                               Name:    Matt Kaltenrieder
                               Title:   Vice President



Dated:  November 12, 2003





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                                  EXHIBIT INDEX
                                  -------------



Exhibit No.        Description
-----------        -----------
99.6               Related Computational Materials (as defined in Item 5 above).
99.7               Related Computational Materials (as defined in Item 5 above).
99.8               Related Computational Materials (as defined in Item 5 above).